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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 13, 1996

                         Commission File Number 0-11688


                          AMERICAN ECOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                                    95-3889638
----------------------------------------         ------------------------------------
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification Number)


               805 W. Idaho
               Ste. 200
               Boise, Idaho                                83702-1779
----------------------------------------         ------------------------------------
(Address of principle executive offices)                 (Zip Code)



                                (208) 331-8400
           ---------------------------------------------------------
              (Registrants telephone number, including area code)


Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.

                                        YES  /X/   NO  / /




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AMERICAN ECOLOGY CORPORATION                                           FORM 8-K

SEC File Number 00-11688


Item 5.  Other Events.

On November 13, 1996, American Ecology Corporation (the "Company") entered into a definitive Purchase Agreement providing for the purchase by two of its directors of $3,000,000 of a new Series E Redeemable Convertible Preferred Stock (the "Series E Preferred"). The investing directors are Mr. Rotchford L. Barker and Mr. Edward F. Heil, who respectively subscribed for 200,000 and 100,000 shares of the Series E Preferred and in consideration thereof received warrants to purchase an aggregate 3.0 million shares of the Company's common stock at $1.50 per share excercisable anytime after June 30, 1997 and prior to July 1, 2003. The Series E Preferred bears a dividend payable solely in common shares of the Company, at the rate of 11.25% per annum, and has a stated value and liquidation preference of $10.00 per share. Each share of Series E Preferred is convertible at the election of the holder, into ten shares of common stock any time after June 30, 1997 if not previously converted or redeemed in connection with a shareholder rights offering by the Company, expected to completed before June 30, 1997.

The Purchase Agreement, certificate of designation of the preferences and rights of the Series E Preferred and the form of warrant to purchase common stock of the Company are attached hereto and incorporated herein as exhibits.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

     99.5 Purchase Agreement dated and effective as of November 13, 1996 by and among the Company and Edward F. Heil and Rotchford L. Barker.

     99.6 Form of: Certificate of Designation, Preferences and Rights of Series E Redeemable Convertible Preferred Stock of American Ecology Corporation.

     99.7 Form of: Warrant to Purchase Common Stock of American Ecology Corporation.




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AMERICAN ECOLOGY CORPORATION                                         FORM 8-K





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       American Ecology Corporation



Dated November 26, 1996                By:  /s/ Jack K. Lemley
                                            ------------------
                                            Jack K. Lemley
                                            Chairman and Chief Executive Officer




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                              INDEX TO EXHIBITS


    Exhibit
      No.                           Description
    -------                         -----------

     99.5 Purchase Agreement dated and effective as of November 13, 1996 by and among the Company and Edward F. Heil and Rotchford L. Barker.

     99.6 Form of: Certificate of Designation, Preferences and Rights of Series E Redeemable Convertible Preferred Stock of American Ecology Corporation.

     99.7 Form of: Warrant to Purchase Common Stock of American Ecology Corporation.